Exhibit 10.1


                            STOCK PURCHASE AGREEMENT


                                AGREEMENT dated as of March 31, 1996 by and among WARNER INSURANCE SERVICES, INC., a Delaware corporation (hereinafter called "Warner"), SOFTWARE INVESTMENTS LIMITED, a British Virgin Islands corporation (hereinafter called "SIL") and CARE CORPORATION LIMITED, a British Virgin Islands corporation (hereinafter called "Care").


               WHEREAS, Warner, through its subsidiary COVER-ALL Systems, Inc., a Delaware corporation ("COVER-ALL"), is in the business of providing software solutions for the property, casualty and healthcare insurance industries;

               WHEREAS, Care has certain rights to the Care software system, as described in detail on Schedule I annexed hereto (the "Care System");

               WHEREAS, SIL desires to make an investment in Warner in accordance with the terms herein set forth and Care desires to transfer to Warner certain rights to the Care System for Canada, Mexico, Central America and South America, all upon the terms herein set forth;

               NOW, THEREFORE, in consideration of the mutual premises and the representations, warranties and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

               1.   SALE OF SHARES.
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                    (a)  On the Closing Date (as hereinafter defined), Warner
     agrees to issue and sell to SIL and SIL agrees to pay for and acquire from Warner, 1,000,000 shares (the "Warner Shares") of Warner Common Stock, $.01 par value (the "Warner Common Stock") at a price of $2.00 per share or an aggregate purchase price of $2,000,000;

                    (b) On the Closing Date Warner agrees to issue and sell to SIL and SIL agrees to pay for and acquire from Warner (i) 412,758 shares of Warner Common Stock (the "Clarendon Shares") at a price of $2.00 per share or an aggregate purchase price of $825,516 and (ii) five year Warrants to purchase 196,875 shares of Warner Common Stock at $2.00 per share at a price of $1.00 per warrant or an aggregate purchase price of $196,875. The Warrants (the "Clarendon Warrants") shall be in the form of Exhibit A annexed hereto.

               2.   TRANSFER OF OPTION RIGHTS TO SIL.
                    --------------------------------
     On the Closing Date, Warner agrees to transfer and assign to SIL, and shall enter into a separate Repurchase Rights Assignment (the "Repurchase Rights Assignment") to evidence such transfer and assignment, Warner's rights to repurchase (the "Repurchase Rights") (i) 1,628,100 shares of Warner Common Stock (the "Restructuring Shares") issued by Warner on March 1, 1996 pursuant to the Restructuring Agreement dated as of March 1, 1996 by and among Warner, Atlantic Employers Insurance Company, Pacific Employers Insurance Company, Electric Insurance Company, the Robert Plan Corporation, Material Damage Adjustment Corporation, Lion Insurance Company and National Consumer Insurance Company (the "Restructuring Agreement") and (ii) 776,562 Warrants (the "Restructuring Warrants") issued by Warner pursuant to the Restructuring Agreement, such Repurchase Rights being set forth in
     Section 8.4 of the Restructuring Agreement.

               3.   EXERCISE OF REPURCHASE RIGHTS BY SIL AND EXERCISE OF
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     RESTRUCTURING WARRANTS BY SIL.  SIL hereby agrees within thirty (30) days
     -----------------------------
     of the Closing Date hereunder to exercise in full the Repurchase Rights assigned to SIL pursuant to Section 2 hereof as to the Restructuring Warrants. Within five (5) days of the exercise of the Repurchase Rights to acquire the Restructuring Warrants by SIL, SIL hereby agrees to exercise the Restructuring Warrants in full for 776,562 shares of Warner Common Stock and pay Warner $2.00 per share or an aggregate of $1,553,124.

               In the event that SIL has not exercised the Repurchase Rights, assigned to SIL pursuant to Section 2 hereof, as to the Restructuring Shares on or prior to the date which is twenty-one (21) calendar days preceding the expiration date of the Repurchase Rights, the parties hereto agree that (i) the assignment of the Repurchase Rights shall terminate and be of no further force or effect, (ii) the full right to and interest in the Repurchase Rights shall automatically revert to Warner without any further action on the part of any party hereto, and (iii) SIL shall have no further right to or interest in said Repurchase Rights.

               4.   USE OF PROCEEDS.  Warner shall use the proceeds from the
                    ---------------
     sale of the Warner Shares (i) to complete the development of the COVER-ALL system for policy and premium for worker's compensation and (ii) for working capital. Warner shall use the proceeds from the sale of the Clarendon Shares and the Clarendon Warrants for the funding of any settlement with Clarendon National Insurance Company. Warner shall use the proceeds of the exercise of the Restructuring Warrants by SIL for working capital.

               5.   LICENSE FOR CANADA AND LATIN AND SOUTH AMERICA.  On the
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     Closing Date, Care will transfer to Warner rights to the Care System for
     Canada, Mexico, Central America and South America (the "Licensed Territory") pursuant to the terms and conditions of the Exclusive Software License Agreement annexed hereto as Exhibit B (the "International License") and in consideration therefor Warner shall issue to Care 2,500,000 shares of Warner Common Stock (the "License Shares").

               The License Shares shall be subject to the following terms and conditions with Warner having the right to repurchase all or a part of such shares on the following terms and conditions:

                    (a) If during the period ending three (3) years after the Closing Date, Warner has not recognized cumulative Net Sales (as hereinafter defined) in excess of $999,999, then Warner shall have the right to repurchase all the License Shares from Care at a price of $.01 per share.

                    (b) If during the period ending three (3) years after the Closing Date Warner recognizes cumulative Net Sales from $1,000,000 to $1,999,999, then Warner shall have the right to repurchase 2,000,000 of the License Shares at a price of $.01 per share, provided, however, that the License Shares repurchasable by Warner shall be reduced by 1 share for each $2.00 of Net Sales in excess of $1,000,000.

                    (c) If during the period ending three (3) years after the Closing Date Warner recognizes cumulative Net Sales from $2,000,000 to $2,999,999, then Warner shall have the right to repurchase 1,500,000 of the License Shares at a price of $.01 per share, provided, however, that the License Shares repurchasable by Warner shall be reduced by 1 share for each $2.00 of Net Sales in excess of $2,000,000.

                    (d) If during the period ending three (3) years after the Closing Date Warner recognizes cumulative Net Sales from $3,000,000 to $3,999,999, then Warner shall have the right to repurchase 1,000,000 of the License Shares at a price of $.01 per share, provided, however, that the License Shares repurchasable by Warner shall be reduced by 1 share for each $2.00 of Net Sales in excess of $3,000,000.

                    (e) If during the period ending three (3) years after the Closing Date Warner recognizes cumulative Net Sales from $4,000,000 to $4,999,999, then Warner shall have the right to repurchase 500,000 of the License Shares at a price of $.01 per share, provided, however, that the License Shares repurchasable by Warner shall be reduced by 1 share for each $2.00 of Net Sales in excess of $4,000,000.

                    (f) If during the period ending three (3) years after the Closing Date Warner recognizes cumulative Net Sales of $5,000,000 or more, then Warner shall not have the right to repurchase any of the License Shares.

                    (g)  The determination of Net Sales for purposes of this
     Section 5 shall be made by the independent auditors then auditing the books and records of Warner, which shall be a nationally recognized auditing firm or such other auditing firm which is reasonably acceptable to Care, whose determination shall be binding on Warner and Care for all purposes. Except as otherwise provided herein, Net Sales shall be accrued and recognized in accordance with generally accepted accounting principles ("GAAP") consistently applied. "Net Sales" for purposes of this Section 5 shall mean License Revenue (as hereinafter defined) less (i) cost of sales related to such License Revenue (which shall include marketing, advertising and selling expenses) and (ii) commissions related to such License Revenue. "License Revenue" for purposes of this Section 5 shall mean all revenue of Warner, COVER-ALL or any affiliate thereof (other than SIL or Care to the extent either or both may at any time be considered an affiliate) in respect of any transaction in any way related to or involving the Care System in the Licensed Territory. License Revenue shall exclude revenues received by Warner in respect of the COVER-ALL system or systems included within or as part of a sale to a customer of the Care System, provided that Warner shall make a just and equitable allocation of total revenues received from any sale to the Care System portion of such sale based upon appropriate business practices and customs and usage. Warner's independent auditors shall determine, and Warner shall notify Care of, the amount of cumulative Net Sales (A) for any fiscal quarter or part thereof during the applicable period within 45 days after the end of such fiscal quarter and
     (B) for such period within 45 days after the expiration of three (3) years (or five (5) years in the case of subsection (i)) from the Closing Date.

                    (h) Any repurchase right granted to Warner hereunder shall be exercisable no earlier than sixty (60) days and no later than ninety
     (90) days after the expiration of three (3) years (or five (5) years in the case of Subsection (i)) from the Closing Date by written notice given by Warner to Care, which notice shall set a time, place and date of closing (no earlier than fifteen (15) days before and no later than thirty (30) days after the date of notice) at which closing Warner shall deliver a check payable to Care in the full amount of the repurchase price payable against delivery by Care of a certificate or certificates representing the shares being repurchased by Warner duly endorsed in blank.

                    (i)  Notwithstanding the foregoing subsections (a) through
     (h), if at the expiration of three (3) years from the Closing Date
     (i) Warner has repurchase rights to any License Shares and (ii) at such date Warner is a party to a binding contract or contracts in respect of any transaction in any manner related to or involving the Care System within the Licensed Territory, which contract or contracts calls for payments after such date as a result of delay or based upon shared revenues and such payments have not been accrued as Net Sales under GAAP by Warner as of such date, then Warner's repurchase rights shall be deferred for another two (2) year period and at the end of such two (2) year period Care shall be given credit for any Net Sales of Warner accrued from such contract or contracts in such two (2) year period in determining the number of License Shares which Warner has the right to repurchase pursuant to this Section 5.

                    (j) During the period covered by Warner's repurchase rights hereunder, the certificates representing the License Shares shall bear the following legend:

               "Warner Insurance Services, Inc. has the right to repurchase certain or all of these shares in accordance with the terms of a Stock Purchase Agreement dated as of March __, 1996 by and among Warner Insurance Services, Inc., Software Investments Limited and Care Corporation Limited. A copy of this Agreement is available at the headquarters of Warner Insurance Services, Inc., 18-01 Pollitt Drive, Fair Lawn, New Jersey 07410."

                    (k) If in the period of three (3) years from the Closing Date, Warner generates aggregate Net Sales (as herein defined) in excess of $10,000,000 from a maximum of two (2) separate sales of the Care System in the Licensed Territory, then Warner shall grant to Care Warrants (the "Bonus Warrants") to acquire 1,000,000 shares of Warner Common Stock at a price of $2.00 per share. Such Warrants shall otherwise be identical in form to the Clarendon Warrants, except they shall be dated the date of issue and expire five (5) years thereafter.

               6.   CLOSING DATE.  The closing of the transactions herein
                    ------------
     contemplated (the "Closing") will take place on March [26], 1996, at 10:00 A.M. at the offices of Reid & Priest LLP, 40 West 57th Street, New York, New York 10019 or such other date and time as the parties may mutually agree upon (the "Closing Date").

               7.   REPRESENTATIONS AND WARRANTIES OF WARNER.  In order to
                    ----------------------------------------
     induce SIL and Care to enter into this Agreement and to consummate the transactions contemplated hereunder, Warner hereby represents and warrants to SIL and Care as follows:

                    7.1  DUE INCORPORATION AND POWER.  Each of Warner and COVER
                         ---------------------------
     -ALL is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now being conducted and to own, lease and operate its properties as and in the places where such business is now conducted and such properties are now owned, leased or operated. Warner has all requisite corporate power to execute and deliver this Agreement, the Clarendon Warrants, the Bonus Warrants, the International License and the Repurchase Rights Assignment, and to perform its obligations under each such agreement.

                    7.2  CAPITALIZATION.  The authorized capital stock of Warner
                         --------------
     consists of 20,000,000 shares of Common Stock, $.01 par value. As of the date hereof, [11,817,105] shares of Common Stock of Warner are issued and outstanding. Except as set forth on Schedule 7.2 annexed hereto, there are no other outstanding rights, options or convertible securities giving any party the right to acquire equity securities of Warner. The Warner Shares, the Clarendon Shares and the License Shares to be issued by Warner hereunder shall upon issuance thereof, be duly authorized, validly issued, fully paid and non-assessable. The shares of Warner Common Stock covered by the Repurchase Rights Assignment have been duly authorized and are validly issued, fully paid and non-assessable, the Restructuring Warrants have been duly authorized and sufficient numbers of shares of Warner Common Stock have been reserved for issuance upon the exercise thereof, and when such shares are issued and paid for in accordance with the terms of the Restructuring Warrants, such shares of Warner Common Stock shall be duly authorized, validly issued, fully paid and non-assessable. The Clarendon Warrants and the Bonus Warrants have been duly authorized by Warner and sufficient numbers of shares of Warner Common Stock have been reserved for issuance upon exercise of the Clarendon Warrants or the Bonus Warrants and when shares of Warner Common Stock are issued and paid for in accordance with the terms of the Clarendon Warrants or the Bonus Warrants, as the case may be, such shares of Warner Common Stock shall be duly authorized, validly issued, fully paid and non-assessable.

                    7.3  AUTHORIZATION OF AGREEMENTS; VALIDITY.  The execution
                         -------------------------------------
     and delivery by Warner of this Agreement, the Clarendon Warrants, the International License and the Repurchase Rights Assignment and the consummation by Warner of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on behalf of Warner. This Agreement has been duly executed and delivered by Warner, and this Agreement constitutes, and, when executed, the Clarendon Warrants, the International License and the Repurchase Rights Assignment will constitute, the legal, valid and binding obligations of Warner, enforceable against Warner in accordance with their respective terms, except to the extent that such validity, binding effect and enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally from time to time in effect and by general equitable principles.

                    7.4  EFFECT OF AGREEMENTS.  Except as set forth on
                         --------------------
     Schedule 7.4, neither the execution and delivery of this Agreement, the Clarendon Warrants, the International License or the Repurchase Rights Assignment by Warner, nor the consummation of the transactions contemplated hereby and thereby nor compliance by Warner with the provisions of this Agreement, the Clarendon Warrants, the International License or the Repurchase Rights Assignment by Warner (i) violates or will violate, conflicts or will conflict with, or results or will result in a breach of any provision, term or condition of, or constitutes or will constitute a default (or an event which, with notice or lapse of time or both, would constitute a default), under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of a lien upon any of the properties or assets of Warner or any subsidiary of Warner under the terms, conditions or provisions of (x) the Certificate of Incorporation, as amended, or the By-Laws, as amended, of Warner, or of any of its subsidiaries, or (y) any other agreement or instrument to which Warner or any subsidiary of Warner is a party, or by which any of them is bound, or any of their respective properties or assets, may be subject, or
     (ii) violates any judgment, ruling, order, writ, injunction, decree, law, statute, ordinance, rule or regulation, domestic or foreign, applicable to Warner or any subsidiary of Warner or any of their respective properties or assets, except in the case of each of clauses (i) and (ii) above, for such violations, conflicts, breaches, defaults, terminations, accelerations or creations of Liens, which, in the aggregate, would not have any material adverse effect on the condition (financial or otherwise) or the operations or business of Warner and its subsidiaries taken as a whole, or on the ability of the parties to consummate the transactions contemplated hereby.

                    7.5  PRIVATE SALE.  Warner has not, either directly or
                         ------------
     through an agent, offered the Warner Shares, the Clarendon Shares, the Clarendon Warrants or the License Shares to or solicited any offer to acquire any of such securities from, or otherwise approached, negotiated or communicated in respect of such securities with, any person so as to require that any of such securities be registered pursuant to the provisions of Section 5 of the Securities Act of 1933, as amended (the "Securities Act") or any applicable state securities law.

                    7.6  FILINGS, NOTICES, CONSENTS AND APPROVALS.  No notice
                         ----------------------------------------
     to, filing with, or authorization, consent or approval of, any domestic or foreign governmental or public body, agency or authority or any person not a party to this Agreement, is necessary in connection with the execution, delivery and performance of this Agreement, the Clarendon Warrants, the Bonus Warrants, the International License and the Repurchase Rights Assignment by Warner or the consummation by Warner of the transactions contemplated by each such agreement, except where failure to give such notice, make such filings, or obtain such authorizations, consents or approvals would, in the aggregate, not have material adverse effect on the condition (financial or otherwise) or operations of Warner and its subsidiaries taken as a whole, or on the ability of the parties to consummate the transactions contemplated hereby.

                    7.7  CURRENT INFORMATION.  Warner has delivered to SIL and
                         -------------------
     Care true copies of the Restructuring Agreement and related Asset Purchase Agreement and Exhibits, together with an unaudited pro forma balance sheet statement of Warner giving effect to the transactions set forth in the Restructuring Agreement and related Asset Purchase Agreement. Schedule 7.7 annexed hereto sets forth certain risk factors relating to Warner and COVER-ALL.

                    7.8  UNTRUE STATEMENTS.  This Agreement and the Schedules
                         -----------------
     hereto do not contain any untrue statements of material facts with respect to Warner and its subsidiaries, taken as a whole, or omit to state any material facts necessary to make the statements herein and therein contained with respect to Warner and its subsidiaries, taken as a whole not misleading.


               8.   REPRESENTATIONS AND WARRANTIES OF SIL AND CARE.  In order to
                    ----------------------------------------------
     induce Warner to enter into this Agreement and to consummate the transactions contemplated hereunder, SIL and Care hereby severally represent and warrant to Warner as follows:

                    8.1 CORPORATE EXISTENCE AND QUALIFICATION.  Each of SIL and
                        -------------------------------------
     Care is a corporation duly incorporated, validly existing and in good standing under the laws of its respective jurisdiction of incorporation and has all requisite corporate power and authority to carry on its business as now being conducted and to own, lease and operate its properties as and in the places where such business is now conducted and such properties are now owned, leased or operated. Each of SIL and Care has all requisite power to execute and deliver this Agreement and to perform its obligations hereunder.

                    8.2  AUTHORIZATION OF AGREEMENTS.  The execution and
                         ---------------------------
     delivery by SIL and Care of this Agreement, and of the International License by Care and the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on behalf of each such party. This Agreement has been duly executed and delivered by each of SIL and Care, and this Agreement constitutes, and when executed, the International License will constitute the legal, valid and binding obligation of SIL and Care, as the case may be, enforceable against such party in accordance with its respective terms except to the extent that such validity, binding effect and enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally from time to time in effect and by general equitable principles.

                    8.3  SECURITIES LAWS.
                         ---------------

                         (a) SIL and Care each acknowledge and understand that the securities of Warner to be acquired by it hereunder have not been registered under the Securities Act, or the securities laws of any state, and that such securities may not be offered or sold unless first registered under the Securities Act and any applicable state securities laws, or unless such offer or sale is exempt from registration.

                         (b) Each of SIL and Care is purchasing the securities of Warner hereunder for investment purposes, has no intention, subject to the subsequent exercise of registration rights provided for hereunder, to sell any of such securities and will not sell or dispose of any of such securities in violation of applicable United States federal and state securities laws.

                         (c) SIL and Care have received a copy of the most recent annual report on Form 10-K and the three most recent quarterly reports on form 10-Q, and is aware that Warner has suffered significant losses, will report additional losses in the fourth quarter ended
     December 31, 1995, realized additional losses in January and February 1996, and has had serious cash flow problems.

                         (d) Each of SIL and Care agrees that the following legend may be placed on any certificates evidencing the securities issued pursuant to this Agreement:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO ANY STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL TO THE COMPANY OR OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED."

     Each of SIL and Care understand that, so long as the above legend remains on any certificates, Warner may maintain appropriate "stop transfer" orders with respect to such securities on its books and records and with its registrar and transfer agent. Each of SIL and Care agree that prior to any proposed transfer of any such securities and as a condition thereto, if such transfer is not made pursuant to an effective Registration Statement under the Securities Act or an opinion of counsel to Warner (or other counsel reasonably acceptable to Warner and its counsel) that the securities may be sold publicly without registration under the Securities Act, SIL or Care, as the case may be, will, if requested by Warner, deliver to Warner (i) an undertaking by the proposed transferee to execute and deliver any and all documentation that may from time to time be requested by Warner with respect to the matters covered by this subsection (d),
     (ii) an investment covenant signed by the proposed transferee, (iii) an agreement by such transferee to the impression of the restrictive legend set forth above on the securities, (iv) an agreement by such transferee that Warner may place a "stop transfer" order with Warner's transfer agent and registrar consistent with this subsection (d), and (v) an agreement by the transferee to indemnify Warner to the same extent as set forth in the immediately succeeding sentence of this Section. SIL and Care acknowledge that each understands the legal consequences of the representations and warranties contained in this Section and each agrees severally to indemnify Warner against any and all losses, claims, damages, expenses or liabilities to which Warner may become subject under any federal or state securities law, at common law, or otherwise, insofar as such losses, claims, damages, expenses or liabilities arise out of or based upon (A) any transfer of the securities owned by it in violation of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") or the rules and regulations promulgated under either of such Acts and applicable state Blue Sky laws, or (B) any untrue statement of a material fact or omission to state any material fact in connection with its representations pursuant to this Section.

               9.   COVENANTS OF WARNER.
                    -------------------

                    9.1  ELECTION OF BOARD OF DIRECTORS.  Warner shall take all
                         ------------------------------
     necessary action to accomplish the following: (a) on the Closing Date Mark Donald Johnston shall be elected as a Director of Warner in the class of 1996 (due to the staggered director provisions contained in Warner's By-Laws, as amended) as the designee of SIL and Care to Warner's Board of Directors (a "Care Designee"); (b) a Care Designee, which may be Mark Donald Johnston or a successor designated to Warner by SIL and Care, shall be included as one of the management nominees for Directors of Warner at each meeting of stockholders, beginning with the 1996 annual meeting of stockholders, called for the purpose of reelecting such class of Directors;
     (c) if the Care Designee is not elected at the 1996 annual meeting of stockholders or any subsequent annual meeting called for the purpose of reelecting or electing such class of Directors, Warner shall, following such meeting, elect the Care Designee to its Board of Directors, and amend its By-Laws to create any vacancy if required, to serve for a period equal to the remainder of the term of such class of Directors; (d) if, at any time, any Care Designee shall decline or be unable to serve as a Director of Warner, another Care Designee shall be elected as a Director of Warner to fill the vacancy thus created. Each Care Designee shall have all voting and other rights provided to Directors of Warner generally. Warner shall be required to comply with this Section 9.1 for as long as SIL and Care collectively hold an aggregate of 20% or more of the issued and outstanding shares of Warner Common Stock.

                    9.2  REGISTRATION RIGHTS.
                         -------------------

                         9.2.1  DEMAND REGISTRATION.  (a) At any time upon
                                -------------------
     receipt by Warner of a written request executed by SIL or Care (the "Initiating Holder") requesting registration of a number of shares of Common Stock at least equal to thirty percent (30%) or more of the shares of Warner Common Stock initially issued pursuant to this Agreement to such party on the Closing Date, (423,828 shares with respect to SIL and 750,000 shares with respect to Care) Warner will give notice of such request to each other holder (the "Other Holders") of such shares and give them the right to participate therein for a period of thirty (30) days after notice in accordance with this Section 9.2.1.

                              (b)  As soon as practicable after receipt of the
     request given pursuant to Subsection (a) above, Warner shall prepare and file with the United States Securities and Exchange Commission (the "Commission") a registration statement (the "Registration Statement") under the Securities Act covering the Warner Common Stock requested to be sold under a Registration Statement and shall otherwise comply with its obligations under Section 9.2.1.

                              (c)  Warner's obligations under Section 9.2.1
     shall be limited to two (2) effective Registration Statements under the Securities Act for SIL and two (2) effective Registration Statements under the Securities Act for Care.

                    9.2.2  PIGGY BACK REGISTRATION RIGHTS.  (a)  At any time
                           ------------------------------
     after June 30, 1996, Warner will send written notice to the holders (the "Holders") then owning shares of Warner Common Stock acquired pursuant to this Agreement (including shares acquired or to be acquired upon exercise of the Clarendon Warrants, the Restructuring Warrants and the Bonus Warrants) (collectively, the "Registrable Shares") at least thirty (30) days prior to the filing of each and every Registration Statement filed by Warner, whether or not pursuant to this Agreement (other than a Registration Statement covering exclusively securities issued under an employee option or stock purchase plan, or pursuant to a merger, acquisition or similar transaction) and give to such Holders the right to have included therein any Registrable Shares then held by the Holders.
     Such notice must specify the proposed offering price and the plan of distribution. Warner must receive written notice from such Holders within fifteen (15) days after the date of Warner's written notice, indicating the full name and address of each Holder desiring to have Registrable Shares included for sale in such Registration Statement and the number of Registrable Shares requested to be covered.

                         (b) If the registration of which Warner gives notice is for a registered public offering involving an underwriting, Warner shall so advise the Holders as a part of the written notice given pursuant to
     Section 9.2.2(a). In such event the rights of any Holder to registration pursuant to Section 9.2.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Shares in the underwriting to the extent provided in this Section 9.2.2(b).

                         All Holders proposing to distribute their Registrable Shares through such underwriting shall, together with Warner, enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by Warner. Warner shall use its reasonable best efforts to cause the managing underwriter of such proposed underwritten offering to permit the Registrable Shares proposed to be included in such registration to be included in the Registration Statement for such offering on the same terms and conditions as any similar securities of Warner included therein. Notwithstanding any other provision of this Section 9.2.2, the Holders shall be entitled to include in the registration statement all of the shares which they desire to sell for their own account, and if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the similar securities of Warner to be included in such registration.

                         If any Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to Warner and the managing underwriter. Any Registrable Shares excluded or withdrawn from such underwriting also shall be withdrawn from such registration, and shall not be transferred prior to such period after the effective date of the registration statement relating thereto, as the underwriters may require all principal shareholders and directors of Warner to agree to.

                    9.2.3  MISCELLANEOUS REGISTRATION PROVISIONS.  (a)  In
                           -------------------------------------
     connection with any Registration Statement filed pursuant to Sections 9.2.1 or 9.2.2 hereof:

                         (i) Warner's obligations under this Agreement to include Registrable Shares in a Registration Statement shall mean shares of Common Stock or any security received by a Holder in exchange or upon reclassification of the Warner Common Stock;

                         (ii) the Holders of Registrable Shares registering shares pursuant to Sections 9.2.1 or 9.2.2 hereof (herein "Registering Holders") shall furnish to Warner in writing such appropriate information (relating to the intention of such Holders as to proposed methods of sale or other disposition of the Registrable Shares) and the identity of and compensation to be paid to any proposed underwriters to be employed in connection therewith as Warner, any underwriter, or the Commission or any other regulatory authority may request;

                         (iii) the Registering Holders and Warner shall enter into the usual and customary form of underwriting agreement agreed to by Warner and any underwriter with respect to any such offering, if required, and such underwriting agreement shall contain the customary reciprocal rights of indemnity and contribution between Warner, the underwriters, and the selling shareholders, including the Registering Holders, to the extent set forth in Subsection (h) herein;

                         (iv) the Registering Holders shall agree that they shall execute, deliver and/or file with or supply to Warner, any underwriters, the Commission and/or any state or other regulatory authority such information, documents, representations, undertakings and/or agreements necessary to carry out the provisions of the registration covenants contained in this Agreement and/or to effect the registration or qualification of their Registrable Shares under the Securities Act and/or any of the laws and regulations of any state or governmental instrumentality;

                         (v) the Registering Holders shall furnish Warner with such questionnaires and other documents regarding their identity and background as Warner may reasonably request; and

                         (vi) Warner's obligation to include the Registering Holders' Registrable Shares in a Registration Statement pursuant to Section
     9.2.2 shall be subject to the written agreement of the Holders to offer the Registrable Shares in the same manner and on the same terms and conditions as the other securities of the same class are being offered pursuant to the Registration Statement, if such shares are being underwritten.

                    (b) If and whenever Warner is required to effect the registration of any Registrable Shares pursuant to Section 9.2.1 or 9.2.2, Warner will use its best efforts to effect such registration to permit the sale of such Registrable Shares in accordance with the intended method or methods of disposition thereof, and pursuant thereto it will, as promptly as is practicable and in accordance with the Securities Act and all applicable rules and regulations:

                         (i) prepare and file with the Commission such amendments (including post-effective amendments) and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by such Registration Statement until the earlier of such time as all of such Registrable Shares have been disposed of in accordance with the intended methods of disposition set forth in such Registration Statement or the expiration of one hundred eighty (180) days after such Registration Statement becomes effective;

                         (ii) prepare and file with the Commission any amendment or supplement to such Registration Statement or prospectus as may be necessary to correct any statement or omission, if at any time when a prospectus relating to any security included in such registration is required to be delivered under the Securities Act, any event shall have occurred as a result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading;

                         (iii) notify the Registering Holders of the time when such Registration Statement, amendment, supplement or prospectus has been filed with the Commission;

                         (iv) furnish to the Holders and to any underwriter of Registrable Shares such number of conformed copies of such Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus and any summary prospectus) and any amendment or supplement thereto, in conformity with the requirements of the Securities Act, such documents incorporated by reference in such Registration Statement or prospectus, and such other documents, as the Holders or such underwriter may reasonably request, and a copy of any and all transmittal letters or other correspondence to, or received from, the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering;

                         (v) notify the Registering Holders after receipt of any request by the Commission to amend or supplement such Registration Statement or prospectus or for additional information;

                         (vi) advise the Registering Holders after it shall receive notice or obtain knowledge thereof of the issuance of any order by the Commission suspending the effectiveness of the Registration Statement or of the limitation or threatening of any proceeding for that purpose and make every reasonable effort to prevent the issuance of any such order or to obtain the withdrawal of any such order; and

                         (vii)  use its best efforts to list all such
     Registrable Shares covered by such Registration Statement on the principal securities exchange and inter-dealer quotation system on which a class of common equity securities of Warner is then listed, and to pay all fees and expenses in connection therewith.

                    (c) Warner shall pay all out-of-pocket expenses and disbursements incurred by Warner and the Registering Holders in connection with the Registration Statements filed by it pursuant to Sections 9.2.1 or 9.2.2, including, without limitation, all legal and accounting fees, Commission filing fees, Exchange, NASDAQ or NASD filing fees, printing costs, registration or qualification fees and expenses to comply with state Blue Sky or other state securities laws, the fees of other experts, and any expenses or other compensation paid to the underwriters; provided, however, that such registration expenses shall not include underwriting commissions and discounts and transfer taxes, if any.

                    (d) Warner shall be obligated to keep any Registration Statement filed by it under Sections 9.2.1 and 9.2.2 effective under the Securities Act for a period of 180 days after the actual effective date of such Registration Statement and to prepare and file such supplements and amendments necessary to maintain an effective Registration Statement for such period. As a condition to Warner's obligation under this Subsection (d), the Registering Holders will execute and deliver to Warner such written undertakings as Warner and its counsel may reasonably require in order to assure full compliance with relevant provisions of the Securities Act.

                    (e) Warner shall use its best efforts to register or qualify the Registrable Shares under such securities or Blue Sky laws in such jurisdictions within the United States as the Registering Holders may reasonably request; provided, however, that Warner reserves the right, in its sole discretion, not to register or qualify such Registrable Shares in any jurisdiction where such Registrable Shares do not meet with the requirements of such jurisdiction after having taken reasonable steps to meet such requirements or where Warner is required to qualify as foreign corporation to do business in such jurisdiction and is not so qualified therein or is required to file any general consent to service of process.

                    (f) In the event all the Registrable Shares have not been sold on or prior to the expiration of the period specified in Subsection (d) above, the Registering Holders hereby agree that Warner may deregister by post-effective amendment any shares covered by the Registration Statement, but not sold on or prior to such date. Warner agrees that it will notify the Registering Holders of the filing and effective date of such post-effective amendment.

                    (g) The Registering Holders agree that upon notification by Warner that the prospectus in respect to any public offering covered by the provisions hereof is in need of revision, they shall immediately upon receipt of such notification (i) cease to offer or sell any securities of Warner which must be accompanied by a prospectus; (ii) return all such prospectuses in their hands to Warner; and (iii) shall not offer or sell any securities of Warner until they have been provided with a current prospectus and Warner has given them notification permitting them to resume offers and sales.

                    (h) As a condition to the filing of a Registration Statement pursuant to this Agreement, Warner shall indemnify and hold harmless the Registering Holders and the underwriter(s) and controlling person(s) of such underwriter(s) who may purchase from or sell for the Registering Holders, any shares of Warner Common Stock, from and against any and all losses, claims, damages, expenses or liabilities caused by any failure of Warner to comply with the Securities Act or any rule or regulation promulgated thereunder in connection with the registration of the shares of Warner Common Stock or any untrue statement of a material fact contained in the Registration Statement, any post-effective amendment to such Registration Statement, or any prospectus included therein required to be filed or furnished by reason of this Agreement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make any material fact therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statements or alleged untrue statements or omissions based upon information furnished or required to be furnished in writing to Warner by the party seeking indemnification expressly for use therein; which indemnification shall include each person, if any, who controls any such underwriter within the meaning of the Securities Act and each officer, director, employee and agent of such underwriter; provided, however, that Warner shall not be obligated to so indemnify the Registering Holders or any such underwriter or other person referred to above unless the Registering Holders or underwriter or other person, as the case may be, shall at the same time or prior thereto indemnify Warner, its directors, each officer signing the Registration Statement and each person, if any, who controls Warner within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any post-effective amendment to such Registration Statement or any prospectus or prospectus supplement required to be filed or furnished by reason of this Agreement or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished in writing to Warner by the Registering Holder or underwriter expressly for use therein.

                    (i) Each party entitled to indemnification under paragraph (h) above (the "Indemnified Party") shall, promptly after receipt of notice of any claim or the commencement of any action against such Indemnified Party in respect of which indemnity may be sought, notify the party required to provide indemnification (the "Indemnifying Party") in writing of the claim or the commencement thereof; provided that the failure of the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have to an Indemnified Party pursuant to the provisions of Subsection (h), unless the Indemnifying Party was materially prejudiced by such failure, and in no event shall such failure relieve the Indemnifying Party from any other liability which it may have to such Indemnified Party. If any such claim or action shall be brought against an Indemnified Party, it shall notify the Indemnifying Party thereof and the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable (except to the extent the proviso to this sentence is applicable, in which event it will be so liable) to the Indemnified Party under Subsection (h) for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided that each Indemnified Party shall have the right to employ separate counsel to represent it and assume its defense (in which case, counsel to the Indemnifying Party shall not represent it) if (i) upon the advice of counsel, the representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party will not have the right to assume the defense of such claim or action on behalf of such Indemnified Party), or (ii) in the event the Indemnifying Party has not assumed the defense thereof within ten (10) days of receipt of notice of such claim or commencement of action, in which case the fees and expenses of one such separate counsel shall be paid by the Indemnifying Party. If any Indemnified Party employs such separate counsel it will not enter into any settlement agreement which is not approved by the Indemnifying Party, such approval not to be unreasonably withheld. If the Indemnifying Party so assumes the defense thereof (and by so assuming shall be solely responsible for liabilities relating to such claim or action, and shall release the Indemnified Party from such liabilities to the extent permitted by law, except to the extent the Indemnified Party is not entitled to be indemnified pursuant to Subsection (h)), it may not agree to any settlement of any such claim or action as the result of which any remedy or relief, other than monetary damages for which the Indemnifying Party shall be responsible hereunder, shall be applied to or against the Indemnified Party, without the prior written consent of the Indemnified Party. No Indemnified Party will consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or action. In any action hereunder as to which the Indemnifying Party has assumed the defense thereof with counsel satisfactory to the Indemnified Party, the Indemnified Party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but, except as set forth above, the Indemnifying Party shall not be obligated hereunder to reimburse the Indemnified Party for the costs thereof.

                    (j) If for any reason the indemnification provided for above is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, claim, damage, liability or expense referred to therein, then the Indemnifying Party in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by the Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnified Party and the Indemnifying Party, but also the relative fault of the Indemnified Party and the Indemnifying Party, as well as any other relevant equitable considerations.

                    9.3  ACCESS TO RECORDS AND OPERATIONS OF WARNER.  Pending
                         ------------------------------------------
     the Closing of the transactions contemplated by this Agreement, SIL and Care shall have the right to designate a representative who shall have access to the premises of Warner for the purpose of reviewing records and operations of Warner and COVER-ALL. All such information shall be deemed confidential information of Warner and COVER-ALL and shall not be used by SIL or Care for any other purpose other than to evaluate Warner and COVER-ALL and carry out due diligence activities and if the transaction is not consummated for any reason, all information shall be returned to Warner and COVER-ALL and shall not be used by Care or SIL for any purpose.

               10.  CONDITIONS TO OBLIGATIONS OF WARNER.  This Agreement and the
                    -----------------------------------
     obligations of Warner to perform hereunder are subject to the satisfaction by SIL or Care, or a waiver in writing by Warner, of the following conditions, each of which is individually hereby deemed material, at or prior to the Closing:

                    10.1 REPRESENTATIONS, WARRANTIES AND OBLIGATIONS.  All
                         -------------------------------------------
     representations and warranties of SIL and Care contained in this Agreement and in the Exhibits hereto shall be true and correct commencing as of the date hereof and ending with and on the Closing Date as though made on and as of such Closing Date. SIL and Care shall have performed and complied with all of their respective covenants and obligations under this Agreement in all material respects.

                    10.2 CORPORATE AUTHORIZATION.  On the Closing Date, SIL and
                         -----------------------
     Care shall have delivered to Warner certified copies of the resolution(s) adopted by the Board of Directors of SIL and Care authorizing the execution, delivery and performance by each such party of this Agreement and by Care of the International License, and the consummation of the transactions contemplated hereby and thereby.

                    10.3 INTERNATIONAL LICENSE.  On the Closing Date Care and
                         ---------------------
     Warner shall have executed and delivered the International License.

               11.  CONDITIONS TO OBLIGATIONS OF SIL AND CARE.  This Agreement
                    -----------------------------------------
     and the obligations of SIL and Care to perform hereunder are subject to the satisfaction by Warner, or a waiver in writing by SIL and Care, of the following conditions, each of which is individually hereby deemed material, at or prior to the Closing:

                    11.1 CORPORATE AUTHORIZATION.  On the Closing Date, Warner
                         -----------------------
     shall have delivered to SIL and Care certified copies of the resolution(s) of the Board of Directors of Warner authorizing the execution, delivery and performance by Warner of this Agreement, the Clarendon Warrants, the International License and the Repurchase Rights Assignment and the consummation of the transactions contemplated hereby and thereby.

                    11.2 REPRESENTATIONS, WARRANTIES AND OBLIGATIONS.  All
                         -------------------------------------------
     representations and warranties of Warner contained in this Agreement and in the Exhibits hereto shall be true and correct in all material respects commencing as of the date hereof and ending with and on the Closing Date as though made on and as of such Closing Date. Warner shall have performed and complied with all of its respective covenants and obligations under this Agreement in all material respects.

                    11.3 ISSUANCE AND DELIVERY OF SECURITIES.  Warner shall
                         -----------------------------------
     issue and deliver certificates to SIL and Care representing all securities issuable pursuant hereto.

                    11.4 ELECTION OF MARK DONALD JOHNSTON.  Mark Donald Johnston
                         --------------------------------
     shall have been elected as a Director of Warner within 30 days following the Closing Date.

               12.  SURVIVAL; INDEMNIFICATION.  The representations, warranties,
                    -------------------------
     covenants and agreements of Warner on the one hand, and SIL and Care on the other hand, contained in this Agreement and the Exhibits hereto, shall survive and remain operative and in full force following the execution and delivery of the Agreement(s). The following provisions are applicable to claims made under these Agreement(s):

                    12.1 OBLIGATION OF WARNER TO INDEMNIFY.  Warner hereby
                         ---------------------------------
     agrees to indemnify, defend and hold harmless SIL and Care (and its directors, officers, employees, affiliates and assigns) from and against all losses, suits, proceedings, demands, judgments, damages, expenses and costs (including reasonable attorneys' fees and disbursements) (collectively, "Losses") which they may incur arising from any material inaccuracy in, or any material breach of, any representation, warranty, covenant or agreement of Warner contained in this Agreement or the Exhibits hereto.

                    12.2 OBLIGATION OF SIL AND CARE TO INDEMNIFY.  SIL and Care
                         ---------------------------------------
     each agree severally to indemnify, defend and hold harmless Warner (and its directors, officers, employees, affiliates and assigns) from and against any Losses which it may incur arising from any material inaccuracy in, or any material breach of, any representation, warranty, covenant or agreement of it contained in this Agreement or the Exhibits hereto.

                    12.3 NOTICE TO INDEMNITOR.  Promptly after any party hereto
                         --------------------
     (i) receives notice of any claim or the commencement of any action or proceeding against it, (ii) has knowledge of any claim, action or proceeding against it, or (iii) has knowledge of any matter for which it intends to seek indemnification hereunder, the party seeking indemnification (the "Indemnitee") shall, if a claim for reimbursement with respect thereto is to be made against any party hereto obligated to provide indemnification under Sections 12.1 or 12.2 hereof (the "Indemnitor"), give the Indemnitor written notice of such claim or the commencement of such action or proceeding, in all cases within sufficient time to respond to such claim or to answer or otherwise plead in any such action. Such notice shall be a condition precedent to the Indemnitor's obligation to provide indemnification under this Section 12.

                    12.4 RIGHT TO DEFEND; COMPROMISE OF CLAIMS.  The Indemnitor
                         -------------------------------------
     shall have the right to compromise or defend, at its own expense and by its own counsel, any matter involving the asserted liability of any Indemnitee; provided, however, that no compromise of any claim shall be made without the consent of the Indemnitee unless such compromise results in the full and unconditional release of all claims against the Indemnitee by the party asserting such claim. The opportunity to compromise or defend as herein provided shall be a condition precedent to any liability of an Indemnitor under the provisions of this Section 12.4. If any Indemnitor shall undertake to compromise or defend any such asserted liability, it shall promptly notify the Indemnitee of its intention to do so. The Indemnitee shall cooperate with the Indemnitor and its counsel, at the Indemnitor's sole cost and expense, in the defense against any such asserted liability and in any compromise thereof. Such cooperation shall include, but not be limited to, furnishing the Indemnitor with any books, records or information reasonably requested by the Indemnitor and taking such action as the Indemnitor may reasonably request to mitigate or reduce any claim. After an Indemnitor has notified an Indemnitee of its intention to undertake to compromise or defend any asserted liability, the Indemnitor shall not be liable for any additional legal expenses incurred by the Indemnitee, except for costs and expenses incurred in cooperating with the Indemnitor and its counsel as herein provided, unless the Indemnitor fails to prosecute the defense of such claim. If the Indemnitor shall desire to compromise any such asserted liability by the payment of a liquidated amount which the party asserting such liability is willing to accept in exchange for fully and unconditionally releasing all claims against the Indemnitee, and the Indemnitee shall refuse to consent to such compromise, then the Indemnitor's liability under this Section 12 with respect to such asserted liability shall be limited to the amount so offered in compromise. Under no circumstances shall the Indemnitee compromise any asserted liability without the written consent of the Indemnitor.

               13.  MISCELLANEOUS.
                    -------------

                    13.1 ENTIRE AGREEMENT.  This Agreement, the Clarendon
                         ----------------
     Warrants, the International License and the Repurchase Rights Assignment, the Exhibits and Schedules annexed hereto and made a part hereof, contain the entire agreement among Warner and SIL and Care with respect to the matters set forth herein and supersede all prior agreements and understandings among them as to the subject matter thereof. No party shall be bound by nor shall be deemed to have made any representations, warranties or covenants except those contained herein.

                    13.2 BENEFITS; ASSIGNMENTS.  All of the terms and provisions
                         ---------------------
     of this Agreement, the International License and the Repurchase Rights Assignment shall bind and inure to the benefit of Warner and SIL and Care and their respective successors and assigns.

                    13.3 NOTICES, ETC.  All notices, requests, consents and
                         -------------
     other communications hereunder shall be in writing and shall be deemed to be duly given if personally delivered with receipt acknowledged, if mailed by registered or certified mail, first class, postage prepaid, if delivered by a nationally recognized overnight courier service or if transmitted by facsimile machine (with a confirmation copy to be sent by first class mail) addressed as follows:

                    (i)  if to Warner:

                         Warner Insurance Services, Inc.
                         18-01 Pollitt Drive
                         Fair Lawn, New Jersey 07410
                         Tel:  (201) 794-4800
                         Fax:  (201) 791-9113
                         Attention: President

                         with a copy to:

                         Reid & Priest LLP
                         40 West 57th Street
                         New York, New York 10019
                         Attention: Leonard Gubar, Esq.
                         Tel: (212) 603-2000
                         Fax: (212) 603-2001

     or to such other address or such other person(s) as Warner may designated by written notice to the other parties hereto.

                    (ii) if to SIL or Care, as follows:

                         Software Investments Limited
                         Care Corporation Limited
                         c/o Moore Stephens International Services
                           (BVI) Limited
                         Abbott Building
                         P.O. Box 3186
                         Main Street
                         Road Town
                         Tortola, British Virgin Islands
                         Attention:  Carol Raward
                         Fax:  (809) 494-3592

                         and

                         Software Investments Limited
                         First Floor Offices
                         17 Queens Street
                         St. Helier
                         Jersey, Channel Islands
                         Attention:  Brian Lowcock or
                                     Michael McGuiness
                         Fax: (011) 44-534-887901

                         with a copy (which shall not constitute
                         notice) to:

                         Gardere & Wynne, L.L.P.
                         1601 Elm Street, Suite 3000
                         Dallas, Texas 75201
                         Attention:  Alan J. Perkins, Esq.
                         Tel: (214) 999-3000
                         Fax: (214) 999-4667

     or to such other address or such other person(s) as SIL or Care may designate by written notice to the other parties hereto.

                    13.4 GOVERNING LAW.  This Agreement is being executed in the
                         -------------
     State of Delaware and shall be construed in accordance with and governed by the internal laws of the State of Delaware.

                    13.5 SEVERABILITY.  If any provision of this Agreement shall
                         ------------
     be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

                    13.6 MODIFICATION, WAIVERS, ETC.  Neither this Agreement nor
                         ---------------------------
     any provision hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                    13.7 CAPTIONS.  The captions of sections and subsections of
                         --------
     this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                    13.8 FURTHER ASSURANCES.  At any time and from time to time,
                         ------------------
     upon the reasonable request of any party hereto, the requested party shall execute, deliver and acknowledge, or cause to be executed, delivered and acknowledged, such further documents and instruments and do such other acts and things as the requesting party may reasonably request in order to fully effect the purposes of this Agreement and the transactions contemplated hereby.

                    13.9 COUNTERPARTS.  This Agreement may be executed in
                         ------------
     several counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their respective names as of the date and year first above written.

                                   WARNER INSURANCE SERVICES, INC.


                                   By: /s/ Raul F. Calvo
                                      -------------------------------
                                      Name:  Raul F. Calvo
                                      Title:  Vice President


                                   SOFTWARE INVESTMENTS LIMITED


                                   By: /s/ Mark Donald Johnston
                                      -------------------------------
                                      Name:  Mark Donald Johnston
                                      Title:  Director/Authorized Signatory


                                   CARE CORPORATION LIMITED


                                   By: /s/ Mark Donald Johnston
                                      -------------------------------
                                      Name:  Mark Donald Johnston
                                      Title:  Director/Authorized Signatory